================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                (Amendment No. 2)

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 2, 1998

                                THE PANTRY, INC.
             (Exact name of registrant as specified in its charter)

       Delaware                      33-72574             56-1574463
(State or other jurisdiction    (Commission File No.)     (I.R.S. Employer
   of incorporation)                                      Identification Number)



        1801 Douglas Drive, P.O. Box 1410, Sanford, North Carolina 27330
                    (Address of principal executive offices)


                                 (919) 774-6700
              (Registrant's telephone number, including area code)


                                      N/A
         (Former name or former address, if changed since last report)

================================================================================

Item 7(c) is being amended to replace Exhibits 2.1 and 2.3 to reflect an order of the Securities and Exchange Commission granting confidential treatment of selected portions of exhibits 2.1 and 2.3. Items 7(a) and 7(b) remain the same.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

           (c) EXHIBITS.

               Exhibit No.    Description of Exhibit
               -----------    ----------------------

               2.1 Asset Purchase Agreement dated June 5, 1998 between Quick Stop and the Company (asterisks located within the exhibit denote information which has been deleted pursuant to an order of the Securities and Exchange Commission granting confidential treatment)

               2.2* List of Exhibits and Schedules omitted from the Asset Purchase Agreement referenced in Exhibit 2.1 hereof

               2.3 Asset Purchase Agreement dated July 6, 1998 between Stallings and the Company (asterisks located within the exhibit denote information which has been deleted pursuant to an order of the Securities and Exchange Commission granting confidential treatment)

               2.4* List of Exhibits and Schedules omitted from the Asset Purchase Agreement referenced in Exhibit 2.3 hereof

_________
* Previously filed.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date:     June 4, 1999

                                THE PANTRY, INC.


                                By:  /s/ William T. Flyg
                                     -------------------------------------------
                                     William T. Flyg
                                     Senior Vice President Finance and Secretary

                                 EXHIBIT INDEX

Exhibit No.         Description of Exhibit
-----------         ----------------------

2.1 Asset Purchase Agreement dated June 5, 1998 between Quick Stop and the Company (asterisks located within the exhibit denote information which has been deleted pursuant to an order of the Securities and Exchange Commission granting confidential treatment)


2.2* List of Exhibits and Schedules omitted from the Asset Purchase Agreement referenced in Exhibit 2.1 hereof


2.3 Asset Purchase Agreement dated July 6, 1998 between Stallings and the Company (asterisks located within the exhibit denote information which has been deleted pursuant to an order of the Securities and Exchange Commission granting confidential treatment)


2.4* List of Exhibits and Schedules omitted from the Asset Purchase Agreement referenced in Exhibit 2.3 hereof


__________
* Previously filed.